Exhibit 99.3

THE BANK OF NEW YORK MELLON CORPORATION

Quarterly Financial Trends

July 18, 2014

Notes:

The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

In the first quarter of 2014, results of Newton’s private client business were reclassified from the Investment Management business to the Other segment. Newton’s private client business was sold in September 2013.

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

The following items have impacted the comparability of our results:

The second quarter of 2014 includes charges related to investment management funds and severance.

The fourth quarter of 2013 includes a loss related to an equity investment.

The third quarter of 2013 includes a benefit related to the U.S. Tax Court’s partial reconsideration of a tax decision disallowing certain foreign tax credits.

The second quarter of 2013 includes a gain related to an equity investment.

The first quarter of 2013 includes a tax charge related to the disallowance of certain foreign tax credits.

The second quarter of 2012 includes a charge related to the settlement of the Sigma class action lawsuit.

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period’s presentation.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common and Tangible Common Equity:

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Supplemental information - Explanation of GAAP and Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation’s Quarterly Earnings Review dated July 18, 2014, for the second quarter of 2014 (the “Quarterly Earnings Review”), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit (the “Form 8-K”).

Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2013 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION

10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment services fees
Asset servicing	$943	$950	$942	$945	$969	$988	$964	$984	$1,009	$1,022
Issuer services	251	275	311	215	237	294	322	237	229	231
Clearing services	303	309	287	294	304	321	315	324	325	326
Treasury services	136	134	138	141	141	139	137	137	136	141

Total investment services fees	1,633	1,668	1,678	1,595	1,651	1,742	1,738	1,682	1,699	1,720
Investment management and performance fees	745	797	779	853	822	848	821	904	843	883
Foreign exchange & other trading revenue	191	180	182	139	161	207	160	146	136	130
Distribution and servicing	46	46	48	52	49	45	43	43	43	43
Financing-related fees	44	37	46	45	41	44	44	43	38	44
Investment and other income (a)	152	61	137	132	88	285	151	(43)	102	142

Total fee revenue (a)	2,811	2,789	2,870	2,816	2,812	3,171	2,957	2,775	2,861	2,962
Net securities gains (losses)	40	50	22	50	48	32	22	39	22	18

Total fee and other revenue (a)	2,851	2,839	2,892	2,866	2,860	3,203	2,979	2,814	2,883	2,980
Income (loss) of consolidated investment management funds	43	57	47	42	50	65	32	36	36	46
Net interest revenue	765	734	749	725	719	757	772	761	728	719

Total revenue (a)	3,659	3,630	3,688	3,633	3,629	4,025	3,783	3,611	3,647	3,745
Provision for credit losses	5	(19)	(5)	(61)	(24)	(19)	2	6	(18)	(12)
Noninterest expenses	2,551	2,572	2,584	2,683	2,703	2,716	2,682	2,793	2,676	2,749
Amortization of intangible assets	96	97	95	96	86	93	81	82	75	75
Merger & integration, litigation and restructuring charges	109	378	26	46	39	13	16	2	(12)	122

Total noninterest expense	2,756	3,047	2,705	2,825	2,828	2,822	2,779	2,877	2,739	2,946
Income (loss) from continuing operations before taxes (a)	898	602	988	869	825	1,222	1,002	728	926	811
Provision for income taxes	269	106	239	228	1,062	339	19	172	232	217

Net income (loss) from continuing operations (a)	629	496	749	641	(237)	883	983	556	694	594
Net income (loss) attributable to noncontrolling interest	(12)	(30)	(25)	(11)	(16)	(40)	(8)	(17)	(20)	(17)
Preferred stock dividends	—	—	(5)	(13)	(13)	(12)	(13)	(26)	(13)	(23)

Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation (a)	$617	$466	$719	$617	$(266)	$831	$962	$513	$661	$554

Earnings Per Share (a)(b)	$0.51	$0.39	$0.61	$0.52	$(0.23)	$0.71	$0.82	$0.44	$0.57	$0.48

Assets under management at period-end (in billions) (c)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636 (d)
Assets under custody and/or administration at period-end (in trillions) (e)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5 (d)

Market value of securities on loan at period-end (in billions) (f)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280

Pre-tax operating margin
GAAP	24%	16%	27%	24%	23%	30%	26%	20%	25%	22%
Non-GAAP (g)	30%	29%	30%	28%	26%	32%	29%	22%	27%	30%

Return on common equity (annualized)
GAAP	7.4%	5.5%	8.3%	7.1%	N/M	9.7%	11.1%	5.7%	7.4%	6.1%
Return on tangible common equity (annualized):
Non-GAAP	21.0%	15.7%	22.1%	18.8%	N/M	25.0%	28.3%	14.3%	17.6%	14.5%
Percent of non-US fee and net interest revenue - GAAP	36%	37%	37%	35%	35%	36%	38%	38%	36%	38%
Percent of non-US fee and net interest revenue - Non-GAAP (h)	37%	37%	37%	36%	35%	36%	38%	39%	37%	38%

(a)	In the 1st quarter 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01). See page 10 of the Quarterly Earnings Release dated July 18, 2014 attached as an exhibit to the Form 8-K.
(b)	The 2nd quarter 2012 includes $0.18 of litigation expense. The 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits. The 2nd quarter 2013 includes a $0.09 gain related to an equity investment.
The 3rd quarter 2013 includes a $0.22 benefit related to the U.S. Tax Court’s partial reconsideration of a tax decision disallowing certain foreign tax credits. The 4th quarter 2013 includes a $0.10 loss related to an equity investment.
The 2nd quarter 2014 includes a $0.14 charge related to severance and certain investment management funds.
(c)	Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.
(d)	Preliminary.
(e)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, and $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, and June 30, 2014.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014 and $64 billion at June 30, 2014.
(g)	Non-GAAP excludes M&I, litigation and restructuring charges, a charge (recovery) related to investment management funds and the amortization of intangible assets.
(h)	Includes fee revenue, net interest revenue and income from consolidated investment management funds, net of net income attributable to noncontrolling interests.

Note: See pages 3 through 6 for additional details of revenue/expense items impacting consolidated results.

N/M - Not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

FEE AND OTHER REVENUE - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Investment services fees:
Asset servicing	$894	$891	$893	$904	$930	$938	$929	$953	$971	$976
Securities lending	49	59	49	41	39	50	35	31	38	46
Issuer services	251	275	311	215	237	294	322	237	229	231
Clearing services	303	309	287	294	304	321	315	324	325	326
Treasury services	136	134	138	141	141	139	137	137	136	141

Total investment services fees	1,633	1,668	1,678	1,595	1,651	1,742	1,738	1,682	1,699	1,720
Investment management and performance fees	745	797	779	853	822	848	821	904	843	883
Foreign exchange and other trading revenue	191	180	182	139	161	207	160	146	136	130
Distribution and servicing	46	46	48	52	49	45	43	43	43	43
Financing-related fees	44	37	46	45	41	44	44	43	38	44
Investment and other income	152	61	137	132	88	285	151	(43)	102	142

Total fee revenue	2,811	2,789	2,870	2,816	2,812	3,171	2,957	2,775	2,861	2,962
Net securities gains (losses)	40	50	22	50	48	32	22	39	22	18

Total fee and other revenue - Non-GAAP	$2,851	$2,839	$2,892	$2,866	$2,860	$3,203	$2,979	$2,814	$2,883	$2,980

Fee and other revenue as a percentage of total revenue - excluding net securities gains	78%	78%	78%	78%	79%	79%	79%	78%	79%	79%

Assets under management at period-end (in billions) (a)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	(b)

Assets under custody and/or administration at period-end (in trillions) (c)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	(b)

Market value of securities on loan at period-end (in billions) (d)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280

S&P 500 Index - period-end	1408	1362	1441	1426	1569	1606	1682	1848	1872	1960

S&P 500 Index - daily average	1349	1350	1401	1418	1514	1609	1675	1769	1835	1900

(a)	Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.
(b)	Preliminary.
(c)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013 and $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, and June 30, 2014.
(d)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014 and $64 billion at June 30, 2014.

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates

	2012								2013
	March 31		June 30		September 30		December 31		March 31
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$35,095	1.30%	$38,474	0.98%	$41,201	0.96%	$41,018	0.80%	$40,967	0.70%
Interest-bearing deposits with Federal Reserve & other central banks	63,526	0.27	57,904	0.27	61,849	0.21	71,794	0.21	63,240	0.20
Federal funds sold and securities purchased under resale agreements	5,174	0.73	5,493	0.62	5,315	0.64	5,984	0.56	7,478	0.54
Margin loans	12,901	1.29	13,331	1.27	13,033	1.30	13,085	1.26	13,346	1.17
Non-margin loans:
Domestic offices	20,128	2.46	19,663	2.52	18,821	2.62	20,560	2.42	21,358	2.38
Foreign offices	10,180	1.77	9,998	1.86	10,574	1.61	9,968	1.64	11,575	1.36

Total non-margin loans	30,308	2.23	29,661	2.30	29,395	2.26	30,528	2.16	32,933	2.02
Securities
U.S. government obligations	17,268	1.56	15,387	1.65	18,917	1.39	19,915	1.39	18,814	1.54
U.S. government agency obligations	32,347	2.44	39,070	2.23	41,430	1.94	41,361	1.94	42,397	1.85
Obligations of states and political subdivisions	3,354	2.97	4,777	2.65	5,933	2.57	6,154	2.52	6,194	2.38
Other securities	33,839	2.84	32,625	2.51	33,724	2.51	35,082	2.04	34,507	2.03
Trading securities	2,519	2.78	3,033	2.57	4,431	2.40	5,294	2.54	5,878	2.40

Total securities	89,327	2.45	94,892	2.25	104,435	2.06	107,806	1.90	107,790	1.91

Total interest-earning assets	236,331	1.56	239,755	1.48	255,228	1.40	270,215	1.27	265,754	1.26
Allowance for loan losses	(392)		(382)		(361)		(337)		(264)
Cash and due from banks	4,271		4,412		4,277		4,284		4,534
Other assets	49,690		49,933		48,775		50,439		52,137
Total Asset Consol VIE FAS 167	11,444		11,284		10,995		11,394		11,503

Total Assets	$301,344		$305,002		$318,914		$335,995		$333,664

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$4,446	0.28%	$8,421	0.24%	$9,724	0.16%	$8,570	0.18%	$8,778	0.19%
Savings	704	0.10	702	0.13	730	0.17	815	0.29	819	0.29
Other time deposits	33,618	0.08	33,180	0.11	34,193	0.07	38,085	0.06	39,091	0.05
Foreign offices	86,670	0.15	88,179	0.13	93,613	0.10	95,249	0.09	99,040	0.08

Total interest-bearing deposits	125,438	0.14	130,482	0.13	138,260	0.10	142,719	0.09	147,728	0.08
Federal funds purchased and securities sold under repurchase agreements	8,584	(0.02)	11,254	0.01	10,092	(0.06)	10,158	0.07	9,187	(0.12)
Trading Liabilities	1,153	1.55	1,256	1.87	1,397	1.87	1,943	1.41	2,552	1.35
Other borrowed funds	2,579	0.79	2,550	0.99	1,855	0.72	1,869	1.29	1,397	0.76
Payables to customers and broker-dealers	7,555	0.11	7,895	0.10	8,141	0.10	8,532	0.09	9,019	0.09
Long-term debt	20,538	1.79	20,084	1.67	19,535	1.66	19,259	1.46	18,878	1.18

Total interest-bearing liabilities	165,847	0.34	173,521	0.32	179,280	0.28	184,480	0.25	188,761	0.20
Total noninterest-bearing deposits	66,613		62,860		70,230		79,987		70,337
Other liabilities	24,248		23,588		23,712		24,458		27,416
VIE Liabilities & Obligations FAS 167	10,159		10,072		9,686		10,114		10,186
Total Shareholders’ Equity	33,718		34,123		34,522		36,028		35,966
Noncontrolling interest	759		838		1,484		928		998

Total liabilities and shareholders’ equity	$301,344		$305,002		$318,914		$335,995		$333,664

Net interest margin - Taxable equivalent basis		1.32%		1.25%		1.20%		1.09%		1.11%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates (continued)

	2013						2014
	June 30		September 30		December 31		March 31		June 30
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$42,772	0.64%	$41,597	0.66%	$39,563	0.71%	$41,617	0.71%	$41,424	0.74%
Interest-bearing deposits with Federal Reserve & other central banks	55,911	0.22	65,704	0.23	83,232	0.23	74,399	0.25	85,546	0.26
Federal funds sold and securities purchased under resale agreements	7,878	0.52	8,864	0.56	9,403	0.61	11,118	0.61	13,387	0.58
Margin loans	13,906	1.14	14,653	1.10	15,224	1.08	15,840	1.07	17,050	1.05
Non-margin loans:
Domestic offices	21,689	2.40	21,378	2.40	22,538	2.28	22,002	2.31	22,566	2.30
Foreign offices	12,318	1.32	12,225	1.31	13,006	1.22	13,805	1.26	13,833	1.34

Total non-margin loans	34,007	2.01	33,603	2.01	35,544	1.89	35,807	1.90	36,399	1.94
Securities
U.S. government obligations	19,887	1.62	16,540	1.76	13,418	1.96	17,213	1.61	17,462	1.63
U.S. government agency obligations	47,631	1.80	45,745	2.02	43,465	2.00	42,710	1.87	43,167	1.67
Obligations of states and political subdivisions	6,377	2.26	6,518	2.47	6,757	2.76	6,691	2.50	6,473	2.58
Other securities	33,243	1.93	32,403	1.92	33,000	1.78	33,920	1.64	34,318	1.55
Trading securities	6,869	2.33	5,523	2.83	6,173	2.82	5,217	2.60	5,532	2.19

Total securities	114,007	1.86	106,729	2.02	102,813	1.97	105,751	1.83	106,952	1.71

Total interest-earning assets	268,481	1.27	271,150	1.28	285,779	1.21	284,532	1.17	300,758	1.10
Allowance for credit losses	(237)		(212)		(207)		(210)		(197)
Cash and due from banks	5,060		6,400		6,623		5,886		5,064
Other assets	52,627		52,549		52,434		53,430		52,182
Total Asset Consol VIE FAS 167	11,524		11,863		11,506		11,354		11,405

Total Assets	$337,455		$341,750		$356,135		$354,992		$369,212

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$8,183	0.22%	$8,626	0.16%	$11,042	0.12	$9,333	0.11	$7,583	0.13
Savings	897	0.24	1,015	0.25	993	0.25	1,034	0.25	1,185	0.27
Other time deposits	41,706	0.04	41,546	0.04	41,523	0.04	41,544	0.04	42,824	0.04
Foreign offices	100,433	0.07	102,360	0.07	103,462	0.06	101,075	0.06	111,082	0.06

Total interest-bearing deposits	151,219	0.07	153,547	0.06	157,020	0.06	152,986	0.06	162,674	0.06
Federal funds purchased and securities sold under repurchase agreements	9,206	(0.28)	12,164	(0.12)	13,155	(0.10)	14,505	(0.13)	19,030	(0.05)
Trading Liabilities	3,036	1.40	2,325	1.69	2,534	1.42	1,978	1.59	2,993	0.97
Other borrowed funds	1,443	0.19	2,233	0.19	2,378	0.42	1,137	0.47	3,242	0.23
Payables to customers and broker-dealers	9,073	0.08	8,659	0.09	9,400	0.09	8,883	0.09	8,916	0.09
Long-term debt	19,002	0.94	19,025	1.00	19,501	1.05	20,420	1.09	20,361	1.16

Total interest-bearing liabilities	192,979	0.16	197,953	0.16	203,988	0.17	199,909	0.17	217,216	0.17
Total noninterest-bearing deposits	70,648		72,075		79,999		81,430		77,820
Other liabilities	26,779		24,380		23,546		24,608		24,854
VIE Liabilities & Obligations FAS 167	10,242		10,466		10,283		10,128		10,180
Total Shareholders’ Equity	35,817		35,826		37,484		38,097		38,127
Noncontrolling interest	990		1,050		835		820		1,015

Total liabilities and total equity	$337,455		$341,750		$356,135		$354,992		$369,212

Net interest margin - Taxable equivalent basis		1.15%		1.16%		1.09%		1.05%		0.98%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

NONINTEREST EXPENSE - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Staff:
Compensation	$861	$866	$893	$911	$885	$891	$915	$929	$925	$903
Incentives	352	311	306	311	338	364	339	343	359	313
Employee benefits	240	238	237	235	249	254	262	250	227	223

Total staff	1,453	1,415	1,436	1,457	1,472	1,509	1,516	1,522	1,511	1,439
Professional, legal and other purchased services	299	309	292	322	295	317	296	344	312	314
Software and equipment	205	209	208	233	228	238	226	241	237	236
Net occupancy	147	141	149	156	163	159	153	154	154	152
Distribution and servicing	101	103	109	108	106	111	108	110	107	112
Business development	56	71	60	88	68	90	63	96	64	68
Sub-custodian	70	70	65	64	64	77	71	68	68	81
Other	220	254	265	255	307	215	249	258	223	347
Amortization of intangible assets	96	97	95	96	86	93	81	82	75	75
Merger & integration, litigation and restructuring charges	109	378	26	46	39	13	16	2	(12)	122

Total noninterest expense	$2,756	$3,047	$2,705	$2,825	$2,828	$2,822	$2,779	$2,877	$2,739	$2,946
Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and the charge (recovery) related to investment management funds, net of incentives – Non-GAAP	$2,551	$2,572	$2,568	$2,683	$2,664	$2,743	$2,682	$2,793	$2,681	$2,640
Full Time Employees at period-end	47,800	48,300	48,700	49,500	49,700	49,800	50,800	51,100	51,400	51,100

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Assets under management at period-end
Institutional	$829	$835	$882	$894	$939	$968	$1,041	$1,072	$1,118	$1,109
Mutual Funds	404	388	398	411	405	378	$407	$425	$415	$440
Private Client	69	70	73	75	79	81	$84	$86	$87	$87

Assets under management (a)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636	(b)
AUM at period-end, by product type: (a)
Equity	18%	17%	17%	17%	17%	17%	17%	17%	17%	17%
Fixed Income	15%	15%	15%	15%	15%	15%	14%	14%	14%	14%
Index	17%	17%	18%	18%	19%	20%	20%	20%	20%	21%
Liability-driven investments (c)	22%	23%	23%	24%	25%	25%	26%	26%	27%	27%
Alternative investments	4%	5%	4%	4%	4%	4%	4%	4%	4%	4%
Cash	24%	23%	23%	22%	20%	19%	19%	19%	18%	17%

Total AUM (a)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100	%(b)
Assets under custody and/or administration at period-end (in trillions) (d)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5	(b)
Market value of securities on loan at period-end (e)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280
Key Market Metrics
S&P 500 Index (f)	1408	1362	1441	1426	1569	1606	1682	1848	1872	1960
S&P 500 Index-daily average	1349	1350	1401	1418	1514	1609	1675	1769	1835	1900
FTSE 100 Index (f)	5768	5571	5742	5898	6412	6215	6462	6749	6598	6744
FTSE 100 Index-daily average	5822	5551	5744	5844	6300	6438	6530	6612	6680	6764
MSCI World Index (f)	1312	1236	1312	1339	1435	1434	1544	1661	1674	1743
MSCI World Index-daily average	1268	1233	1274	1312	1405	1463	1511	1602	1647	1698
Barclays Capital Global Aggregate BondSM Index (f)(g)	351	353	368	366	356	343	356	354	365	376
NYSE & NASDAQ Share Volume (in billions)	186	192	173	174	174	186	166	179	196	187
JP Morgan G7 Volatility Index-daily average (h)	10.39	10.30	8.70	7.56	9.02	9.84	9.72	8.20	7.80	6.22
Average Fed Funds effective rate	0.10%	0.15%	0.14%	0.16%	0.14%	0.12%	0.09%	0.09%	0.07%	0.09%

(a)	Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.
(b)	Preliminary.
(c)	Includes currency and overlay assets under management.
(d)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, and $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, and June 30, 2014.
(e)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014 and $64 billion at June 30, 2014.
(f)	Period end.
(g)	Unhedged in U.S. dollar terms.
(h)	The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Assets under management at beginning of period (a)	$1,255	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620
Net inflows (outflows):
Long-term:
Equity	2	(1)	—	(1)	1	1	3	(5)	(1)	(4)
Fixed income	5	7	5	2	5	2	(1)	5	—	(1)
Index	(2)	7	5	(1)	12	8	2	(3)	—	7
Liability-driven investments (b)	—	11	—	14	22	11	27	4	20	(17)
Alternative investments	2	2	(1)	—	—	(1)	1	1	2	2

Total long-term inflows (outflows)	7	26	9	14	40	21	32	2	21	(13)
Short-term:
Cash	(9)	(14)	9	(6)	(13)	(1)	13	6	(7)	(18)

Total net inflows (outflows)	(2)	12	18	8	27	20	45	8	14	(31)
Net market / currency impact / other	49	(21)	42	19	16	(16)	60	43	23	47

Assets under management at end of period (a)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636 (c)

(a)	Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.
(b)	Includes currency and overlay assets under management.
(c)	Preliminary.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT MANAGEMENT BUSINESS - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management fees:
Mutual funds	$265	$275	$287	$298	$299	$299	$293	$303	$299	$311
Institutional clients	327	326	339	355	360	366	367	385	372	385
Wealth management	134	136	136	138	143	146	145	149	153	156

Total investment management fees	726	737	762	791	802	811	805	837	824	852
Performance fees	16	54	10	57	15	33	10	72	20	29

Investment management and performance fees	742	791	772	848	817	844	815	909	844	881
Distribution and servicing	45	45	47	50	46	44	41	41	40	41
Other (a)	50	12	39	23	18	24	26	43	16	48

Total fee and other revenue (a)	837	848	858	921	881	912	882	993	900	970
Net interest revenue	55	52	51	56	62	63	67	68	70	66

Total revenue	892	900	909	977	943	975	949	1,061	970	1,036
Noninterest expense (ex. intangible amortization and the charge (recovery) related to investment management funds)	613	635	620	706	659	692	689	760	698	725

Income before taxes (ex. intangible amortization and the charge (recovery) related to investment management funds)	279	265	289	271	284	283	260	301	272	311
Charge (recovery) related to investment management funds (b)	—	—	16	—	39	(27)	—	—	(5)	109
Amortization of intangible assets	48	48	48	48	39	39	35	35	31	31

Income before taxes	$231	$217	$225	$223	$206	$271	$225	$266	$246	$171
Average assets	$36,112	$35,603	$35,285	$37,474	$38,743	$37,953	$38,690	$38,796	$39,463	$37,750
Assets under management at period-end (in billions) (c)	$1,302	$1,293	$1,353	$1,380	$1,423	$1,427	$1,532	$1,583	$1,620	$1,636 (d)
Pre-tax operating margin	26%	24%	25%	23%	22%	28%	24%	25%	25%	16%
Adjusted pre-tax operating margin (e)	37%	35%	37%	32%	35%	34%	33%	34%	34%	36%

(a)	Total fee and other revenue includes the impact of the consolidated investment management funds. See “Supplemental information - Explanation of GAAP and Non-GAAP financial measures” beginning on page 19 of the Quarterly Earnings Review for the reconciliation of Non-GAAP measures. Additionally, other revenue includes asset servicing and treasury services revenue.
(b)	The charge (recovery) related to investment management funds is reported net of incentives.
(c)	Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.
(d)	Preliminary.
(e)	Includes the pro forma impact of money market fee waivers, is net of distribution and servicing expense and excludes amortization of intangible assets and the charge (recovery) related to investment management funds. See “Supplemental information - Explanation of GAAP and Non-GAAP financial measures” beginning on page 19 of the Quarterly Earnings Review for the reconciliation of Non-GAAP measures.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT SERVICES BUSINESS - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$876	$871	$876	$885	$912	$922	$913	$936	$955	$958
Securities lending revenue	39	48	37	31	31	39	26	21	30	35
Issuer services	251	275	310	213	236	294	321	236	228	231
Clearing services	300	307	285	291	302	320	314	322	323	324
Treasury services	131	129	131	136	137	135	135	137	134	140

Total investment services fees	1,597	1,630	1,639	1,556	1,618	1,710	1,709	1,652	1,670	1,688
Foreign Exchange and other trading revenue	173	176	153	126	173	193	177	150	158	145
Other (a)	75	67	78	75	70	67	63	58	59	87

Total fee and other revenue (a)	1,845	1,873	1,870	1,757	1,861	1,970	1,949	1,860	1,887	1,920
Net interest revenue	642	607	609	581	653	633	619	610	590	593

Total revenue	2,487	2,480	2,479	2,338	2,514	2,603	2,568	2,470	2,477	2,513
Provision for credit losses	17	(15)	(4)	(1)	1	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	1,783	2,090	1,729	1,766	1,796	1,825	1,765	1,822	1,778	1,824

Income before taxes (ex. intangible amortization)	687	405	754	573	717	778	803	648	699	689
Amortization of intangible assets	48	49	47	48	47	54	46	47	44	44

Income before taxes	$639	$356	$707	$525	$670	$724	$757	$601	$655	$645
Average loans	$26,630	$25,611	$24,917	$24,868	$26,697	$27,814	$27,865	$31,211	$31,468	$33,115
Average assets	$214,592	$210,064	$224,986	$243,052	$240,187	$244,802	$246,252	$258,294	$258,470	$264,221
Average deposits	$175,526	$173,087	$188,743	$204,164	$200,222	$204,499	$206,068	$216,216	$214,947	$220,701
Pre-tax operating margin	26%	14%	29%	22%	27%	28%	29%	24%	26%	26%
Pre-tax operating margin (ex. intangible amortization)	28%	16%	30%	25%	29%	30%	31%	26%	28%	27%
Investment services fees as a percentage of noninterest expense (b)	94%	94%	96%	90%	92%	94%	97%	90%	93%	93%
Assets under custody and/or administration at period-end (in trillions) (c)	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	$27.4	$27.6	$27.9	$28.5 (d)
Market value of securities on loan at period-end (in billions) (e)	$256	$267	$251	$237	$244	$255	$255	$235	$264	$280

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b)	Noninterest expense excludes amortization of intangible assets and litigation expense.
(c)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013, $1.1 trillion at June 30, 2013, and $1.2 trillion at Sept. 30, 2013, Dec. 31, 2013, March 31, 2014, and June 30, 2014.
(d)	Preliminary.
(e)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $66 billion at March 31, 2014 and $64 billion at June 30, 2014.

THE BANK OF NEW YORK MELLON CORPORATION

OTHER SEGMENT- 10 Quarter Trend

	2012 (a)				2013 (a)				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Revenue:
Fee and other revenue (a)	$201	$146	$186	$219	$152	$347	$172	$(20)	$112	$119
Net interest revenue	68	75	89	88	4	61	86	83	68	60

Total revenue (a)	269	221	275	307	156	408	258	63	180	179
Provision for credit loss	(12)	(4)	(1)	(60)	(25)	(19)	2	6	(18)	(12)
Noninterest expense (ex. M&I and restructuring charges)	255	203	232	230	243	236	230	200	193	93

Income (loss) before taxes (ex. M&I and restructuring charges) (a)	$26	$22	$44	$137	$(62)	$191	$26	$(143)	$5	$98
M&I and restructuring charges	9	22	13	27	5	3	14	13	—	120

Income (loss) before taxes (a)	$17	$—	$31	$110	$(67)	$188	$12	$(156)	$5	$(22)

Average loans and leases	$9,148	$9,618	$9,389	$10,267	$10,610	$10,846	$10,938	$9,802	$10,104	$9,962
Average assets	$50,640	$59,335	$58,643	$55,469	$54,734	$54,700	$56,808	$59,045	$57,059	$67,241

(a)	In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2013	2012	2011	2013	2012	2011	2013		2012		2011		2013		2012		2011
Revenue:
Investment services fees
Asset servicing	$104	$117	$112	$3,800	$3,663	$3,585	$1		$—		$—		$3,905		$3,780		$3,697
Issuer services	—	—	—	1,087	1,049	1,252	3		3		193		1,090		1,052		1,445
Clearing services	—	—	—	1,258	1,183	1,149	6		10		10		1,264		1,193		1,159
Treasury services	2	2	2	544	527	513	8		20		20		554		549		535

Total investment services fees	106	119	114	6,689	6,422	6,499	18		33		223		6,813		6,574		6,836
Investment management fees	3,255	3,016	2,905	63	66	64	27		37		46		3,345		3,119		3,015
Performance fees	130	137	93	—	—	1	—		(1)		—		130		136		94
Foreign exchange and other trading revenue	8	9	(1)	693	628	827	(27)		55		22		674		692		848
Distribution and servicing	172	187	181	8	5	6	—		—		—		180		192		187
Financing-related fees	5	6	6	44	42	46	123		124		118		172		172		170
Investment and other income	(14)	(9)	(107)	142	171	186	376	(a)	352	(a)	487	(a)	504	(a)	514	(a)	566	(a)

Total fee revenue	3,662	3,465	3,191	7,639	7,334	7,629	517	(a)	600	(a)	896	(a)	11,818	(a)(b)	11,399	(a)(b)	11,716	(a)(b)
Net securities gains (losses)	6	(1)	1	1	11	—	134		152		47		141		162		48

Total fee and other revenue	3,668	3,464	3,192	7,640	7,345	7,629	651	(a)	752	(a)	943	(a)	11,959	(a)(b)	11,561	(a)(b)	11,764	(a)(b)
Net interest revenue (expense)	260	214	204	2,515	2,439	2,567	234		320		212		3,009		2,973		2,983

Total revenue	3,928	3,678	3,396	10,155	9,784	10,196	885	(a)	1,072	(a)	1,155	(a)	14,968	(a)	14,534	(a)	14,747	(a)
Provision for credit losses	—	—	1	1	(3)	—	(36)		(77)		—		(35)		(80)		1
Noninterest expenses (ex. intangible amortization)	2,812	2,590	2,500	7,208	7,368	6,996	944		991		1,187		10,964		10,949		10,683

Income (loss) before taxes (ex. intangible amortization)	1,116	1,088	895	2,946	2,419	3,200	(23	)(a)	158	(a)	(32	)(a)	4,039	(a)(b)	3,665	(a)(b)	4,063	(a)(b)
Amortization of intangible assets	148	192	213	194	192	199	—		—		16		342		384		428

Income (loss) before taxes and noncontrolling interest	$968	$896	$682	$2,752	$2,227	$3,001	$(23	)(a)	$158	(a)	$(48	)(a)	$3,697	(a)(b)	$3,281	(a)(b)	$3,635	(a)(b)
Average loans	$9,361	$7,950	$6,970	$28,407	$25,503	$24,326	$10,548		$9,607		$9,623		$48,316		$43,060		$40,919
Average assets	$38,546	$36,120	$36,696	$247,430	$223,233	$205,336	$56,335		$56,028		$49,113		$342,311		$315,381		$291,145
Average deposits	$13,755	$11,311	$9,769	$206,793	$185,441	$166,823	$5,148		$7,458		$6,087		$225,696		$204,210		$182,679
Assets under management at period-end (in billions) (c)	$1,583	$1,380	$1,255	$—	$—	$—	$—		$—		$—		$1,583		$1,380		$1,255
Assets under custody and/or administration at period-end (in trillions) (d)	$—	$—	$—	$27.6	$26.3	$25.1	$—		$—		$—		$27.6		$26.3		$25.1
Market value of securities on loan at period-end (in billions) (e)	$—	$—	$—	$235	$237	$266	$—		$—		$—		$235		$237		$266
Pre-tax operating margin-GAAP	25%	24%	20%	27%	23%	29%	N/M		N/M		N/M		25%		23%		25%
Memo:
Securities Lending Revenue													155		198		183

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).
(b)	Total fee and other revenue and income before taxes for the years 2011, 2012 and 2013 includes income from consolidated investment management funds of $200 million, $189 million and $183 million, respectively, net of income attributable to noncontrolling interests of $50 million, $76 million and $80 million respectively. The net of these income statement line items of $150 million, $113 million and $103 million, respectively, are included above in fee and other revenue.
(c)	Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton’s private client business that was sold in September 2013.
(d)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2011 and Dec. 31, 2012, and $1.2 trillion at Dec. 31, 2013.
(e)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013.

Note: See pages 9 through 11 for businesses results.

N/M - Not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

NONPERFORMING ASSETS - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Nonperforming loans:
Other residential mortgages	$188	$177	$166	$158	$148	$135	$128	$117	$107	$105
Wealth management	35	35	33	30	30	13	12	11	12	12
Commercial real estate	39	30	29	18	17	18	4	4	4	4
Commercial	32	31	29	27	24	24	15	15	13	13
Foreign loans	10	9	9	9	9	9	9	6	7	4
Financial institutions	14	3	3	3	3	2	1	—	—	—

Total nonperforming loans	318	285	269	245	231	201	169	153	143	138
Other assets owned	13	9	5	4	3	3	3	3	3	4

Total nonperforming assets (a)	$331	$294	$274	$249	$234	$204	$172	$156	$146	$142

Nonperforming assets ratio	0.77%	0.65%	0.60%	0.53%	0.48%	0.41%	0.34%	0.30%	0.27%	0.24%
Nonperforming assets ratio excluding margin loans	1.11%	0.92%	0.83%	0.74%	0.65%	0.57%	0.49%	0.43%	0.39%	0.34%

Allowance for loan losses/nonperforming loans	121.4	127.0	126.0	108.6	102.6	105.5	121.9	137.3	138.5	135.5
Allowance for loan losses/nonperforming assets	116.6	123.1	123.7	106.8	101.3	103.9	119.8	134.6	135.6	131.7
Total allowance for credit losses/nonperforming loans	155.3	163.9	169.5	158.0	155.0	167.7	200.6	224.8	228.0	225.4
Total allowance for credit losses/nonperforming assets	149.2	158.8	166.4	155.4	153.0	165.2	197.1	220.5	221.8	219.0

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans of the 1st, 2nd, 3rd and 4th quarters of 2012 of $180 million, $155 million, $153 million, and $174 million, respectively, for the 1st through 4th quarters of 2013 of $161 million, $44 million, $31 million, and $16 million, respectively, and for the 1st quarter through 2nd quarter of 2014 of $74 million and $68 million, respectively.

These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 10 Quarter Trend

	2012				2013				2014
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Allowance for credit losses:
Allowance for credit losses	$394	$386	$362	$339	$266	$237	$212	$206	$210	$198
Allowance for lending-related commitments	103	108	105	117	121	121	125	133	134	128

Allowance for credit losses - beginning of period	497	494	467	456	387	358	337	339	344	326

Net (charge-offs)
Charge-offs	(10)	(10)	(8)	(10)	(5)	(3)	(2)	(6)	(1)	(4)
Recoveries	2	2	2	2	—	1	2	5	1	1

Total Net (charge-offs)	(8)	(8)	(6)	(8)	(5)	(2)	—	(1)	—	(3)

Provision for credit losses	5	(19)	(5)	(61)	(24)	(19)	2	6	(18)	(12)

Allowance for credit losses - end of period	494	467	456	387	358	337	339	344	326	311

Allowance for loan losses	$386	$362	$339	$266	$237	$212	$206	$210	$198	$187
Allowance for lending-related commitments	108	105	117	121	121	125	133	134	128	124

Allowance for credit losses - end of period	494	467	456	387	358	337	339	344	326	311

Allowance for loan losses as a percentage of total loans	0.90%	0.80%	0.74%	0.57%	0.48%	0.42%	0.41%	0.41%	0.37%	0.32%